Exhibit 99.1

                            NINTH AMENDMENT TO LEASE


         This Ninth Amendment to Lease (the "Ninth Amendment") made as of this 3rd day of April, 2006, by and between CHERRY HILL CORPORATE CENTER LLC (hereinafter referred to as "Landlord") and IBIS TECHNOLOGY CORPORATION (hereinafter referred to as "Tenant").

                                   WITNESSETH:

         WHEREAS, Thomas J. Flatley d/b/a The Flatley Company ("Flatley") as the original Landlord and Tenant entered into certain Lease Agreement dated December 22, 1987 (the "Original Lease"), as amended by a First Amendment to Lease dated July 19, 1990, a Second Amendment to Lease dated August 2, 1991, a Third Amendment to Lease dated March 17, 1992, a Fourth Amendment to Lease dated March 7, 1994, a Fifth Amendment to Lease dated February 21, 1997, a Sixth Amendment to Lease dated July 16, 1998, a Seventh Amendment to Lease dated October 28, 2003 and letter lease amendment dated April 7, 2004 (the Original Lease as so amended is hereinafter collectively referred to as the "Lease"); and

         WHEREAS, the Landlord named herein is the successor landlord under the Lease having acquired the property, of which the lease premises is a part, from Flatley; and

         WHEREAS, the Term of the Lease currently expires December 31, 2006 and the parties hereto do hereby wish to amend the Lease so as to (a) further extend the Term as hereinafter set forth and (b) otherwise amend the Lease as hereinafter provided.

         NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged each to the other, the above named parties do hereby agree to amend said Lease as follows:

         1. The Term of the Lease, which (inclusive of the Fifth Extended Term) currently expires on December 31, 2006, is hereby extended for a period of four
(4) years and six (6) months, commencing January 1, 2007 and expiring on June 30, 2011 (hereinafter referred to as the "Sixth Extended Term").

         2. The term "Annual Rent", as set forth in Section 1 of the Lease (which Section 1 is entitled "Incorporation of Basic Data") shall be deleted in its entirety and replaced with the following:

         ""Annual Rent" shall mean

         (A) for the period between the date of this Ninth Amendment through and including June 30, 2006, (i) the annual sum of Two Hundred Sixty Seven Thousand Eight Hundred Eight and 00/100ths ($267,808.00) Dollars (the "Interim Period Fixed Annual Base Rent") payable in equal monthly installments of Twenty Two Thousand Three Hundred Seventeen and


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         40/100ths ($22,317.40) Dollars, all payable in accordance with
         Paragraph 5 of the Lease, plus (ii) all other charges, amounts, reimbursements or other sums (collectively "Interim Period Additional Rent") to be paid by Tenant to Landlord in accordance with Paragraph 6 of the Lease and any other terms of this Lease calling for the payment of money by Tenant to Landlord, and

         (B) for the period from and after July 1, 2006 and through and including the balance of the Sixth Extended Term (i.e. through and including June 30, 2011) (but subject to Section 45.3 hereof in the case of any Gap Extension, as said term is defined therein), (i) the annual sum of Two Hundred Eighty Seven Thousand Two Hundred Eighty and 00/100ths ($287,280.00) Dollars (the "Sixth Extended Term Fixed Annual Base Rent") payable in equal monthly installments of Twenty Three Thousand Nine Hundred Forty and 00/100ths ($23,940.00) Dollars, all payable in accordance with Paragraph 5 of the Lease, plus (ii) all other charges, amounts, reimbursements or other sums (collectively "Sixth Extended Term Additional Rent") to be paid by Tenant to Landlord in accordance with Paragraph 6 of the Lease and any other terms of this Lease calling for the payment of money by Tenant to Landlord.

         The part of the Annual Rent represented by the Interim Period Fixed Annual Base Rent and the Sixth Extended Term Fixed Annual Base Rent is hereinafter referred to in Section 44 of the Lease (as amended by this Ninth Amendment) as the Fixed Annual Base Rent. The Interim Period Additional Rent and the Sixth Extended Term Additional Rent are hereinafter collectively referred to as the "Additional Rent" and are included in the term "Additional Rent" as used in the Lease."

         3. Free Rent Period. Notwithstanding the foregoing provisions of this Ninth Amendment to the contrary, Tenant shall not have any obligation to pay the four (4) monthly installments (each in the amount of $23,940.00) on account of the Sixth Extended Term Annual Base Rent which are due and payable on July 1, 2006, August 1, 2006, September 1, 2006 and October 1, 2006.

         4. Tenant Inducement Payment. As an inducement to Tenant to accept the Premises in an "as is" condition and without any obligation on the part of Landlord to make or pay for any alterations or improvements to the Premises, Landlord agrees that it will pay to Tenant the sum of Sixty Seven Thousand Eight Hundred Eighty and 00/100ths ($67,880.00) Dollars (the "Tenant Inducement Payment") upon, or within ten (10) days after, execution and delivery of this Ninth Amendment by both Landlord and Tenant. Tenant may use the Tenant Inducement Payment to pay for the cost of any decorations or improvements which Tenant may plan for the Premises and/or for any other purposes as Tenant may desire. If Landlord fails to pay such Tenant Inducement Payment when due and such failure continues for more than ten (10) days after written notice thereof from Tenant to Landlord, Tenant shall have the right to credit such Tenant Inducement Payment to the Annual Rent next due under the Lease until such Tenant Inducement Payment shall have been credited in full.


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         5. Section 44 of the Lease (which Section is entitled "Option to
Extend") as added to the Lease by the Fifth Amendment to Lease dated February 21, 1997 is hereby deleted in its entirety and the following is substituted therefor:

                         "SECTION 44 - OPTION TO EXTEND

                  Provided that (a) no Event of Default has occurred and is continuing either at the time of giving notice of exercise of the Extension Option (as said term is hereinafter defined) or at the commencement of the Extension Option, (b) Tenant's interest in this Lease has not been assigned and no part of the Premises has been sublet (except for an assignment or sublease to a Permitted Transferee (as said term is hereinafter defined)) and (c) the Credit Requirement (as said term is hereinafter defined) has been satisfied as of the date of the giving of notice of exercise of the Extension Option (the matters referred to in clauses (a), (b) and (c) being hereinafter called the "Option Conditions"), Tenant shall have the right and option (the "Extension Option") (which Extension Option may not be severed from the Lease or be separately assigned, mortgaged or transferred) to extend the Sixth Extended Term of this Lease for an additional period of five
         (5) years (the "Extension Term"), upon the following terms:

                           1. The Fixed Annual Base Rent portion of the Annual
                  Rent for the Premises for each twelve (12) month period during the Extension Term shall be the Fair Market Rental Value (as said term is hereinafter defined) as of the commencement of the Extension Term but in no event shall such Fixed Annual Base Rent payable for any twelve (12) month period during the Extension Term be less than the Sixth Extended Term Fixed Annual Base Rent for the twelve (12) months period immediately prior to commencement of the Extension Term. "Fair Market Rental Value" shall be computed as of the beginning of the Extension Term at the then current fixed annual base rent charges, including provisions for subsequent increases and other adjustments, for comparable space in the Building and comparable space in other comparable multi-tenant building in the so called Cherry Hill Corporate Center (the park in which the Building is located). In determining Fair Market Rental Value, the following factors (the "Market Factors"), among others, shall be taken into account and given effect: size of the premises, escalation charges then payable under the Lease, location of the premises, location of the building, allowances and/or any other special tenant inducements (if any or lack thereof) and lease term.

                  2. Tenant must exercise the Extension Option no earlier than fifteen (15) calendar months, but no later than twelve (12) calendar months, prior to the expiration date of the Sixth Extended Term of the Lease by giving written notice (the "Option Notice") to Landlord by registered or certified mail, time being of the essence.


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                  Upon the giving of such Option Notice by Tenant, this Lease shall (subject to satisfaction of the terms and conditions set forth in this Section 44) be deemed extended for the Extension Term, upon all of the same terms, covenants, conditions and agreements set forth in the Lease (as amended by this Ninth Amendment) except that (i) for the amount of the Fixed Annual Base Rent portion of the Annual Rent (which shall be determined as hereinafter set forth), (ii) there shall be no further Extension Option, (iii) there shall be no free rent or reduced rent period, (iv) there shall be no Tenant Inducement Payment nor shall Landlord have any obligation to make or pay for any improvements to the Premises or Building and (v) there shall be no Right of First Offer or other similar rights. Without limiting the generality of the foregoing, in addition to the Fixed Annual Base Rent portion of the Annual Rent, in each year during the Extension Period Tenant shall also be obligated to pay all Additional Rent required to be paid under this Lease including, without limitation, Tenant's Pro Rata Share of real estate taxes, Tenant's Pro Rata Share of Common Area Maintenance Expenses and all other charges, amounts, reimbursements or other sums payable by Tenant under the Lease, as amended by this Ninth Amendment. Landlord hereby reserves the right, exercisable by Landlord in its sole discretion, to waive (in writing) any Option Condition.

                  As used in this Section 44, the term "Credit Requirement" shall mean that, as determined by Landlord in its reasonable discretion, Tenant shall have sufficient net worth, liquidity, creditworthiness and financial capacity to assure that Tenant will be able to pay and perform all of its obligations under the Lease during the Extension Term. If the Credit Requirement (or any other Option Condition) is not satisfied, Landlord may nullify Tenant's exercise of the Extension Option by giving written notice to Tenant. Upon any termination of this Lease and also assignment of the Tenant's interest in the Lease (except to a Permitted Transferee in accordance with the terms of the Lease), and also upon any subletting of all or any part of the Premises (except to a Permitted Transferee in accordance with the terms of this Lease), Tenant's Extension Option shall automatically terminate.

                  As used in this Ninth Amendment, the term "Permitted Transferee" shall mean a corporation or company to which Tenant has assigned the Lease or sublet all or part of the Premises in accordance with Section 10(d) of the Lease including, without limitation, any entity into which Tenant merges or consolidates or which concurrently acquires all or substantially all of Tenant's assets (in each case subject to all the requirements of Section 10(d)).

                  Landlord shall initially designate the Fair Market Rental Value. If Tenant disagrees with Landlord's designation of the Fair Market Rental Value, Tenant shall have the right, exercisable by written notice (a "Rent Disagreement Notice") given to Landlord within fifteen (15) days after Tenant has been notified of Landlord's designation, to submit such Fair Market Rental Value to appraisal as follows (but if Tenant fails to give such Rent Disagreement Notice within such fifteen (15) day period, time being of the essence, Tenant shall be deemed to have accepted Landlord's designation of Fair Market Rental Value): Fair Market Rental Value shall be determined by


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         agreement between Landlord and Tenant but if Landlord and Tenant are unable to agree upon the Fair Market Rental Value at least ten (10) months prior to the date upon which the Fair Market Rental Value is to take effect, then the Fair Market Rental Value shall be determined by appraisal as follows: Landlord and Tenant shall each appoint a Qualified Appraiser (as said term is hereinafter defined) at least nine
         (9) months prior to the commencement of the period for which Fair Market Rental Value is to be determined and shall designate the Qualified Appraiser so appointed by notice to the other party. The two appraisers so appointed shall meet within ten (10) days after both appraisers are designated in an attempt to agree upon the Fair Market Rental Value for the Extension Term and if, within fifteen (15) days after both appraisers are designated, the two appraisers do not agree upon the Fair Market Rental Value, then each appraiser shall, not later than thirty (30) days after both appraisers have been chosen, deliver a written report to both Landlord and Tenant setting forth the Fair Market Rental Value as determined by each such appraiser taking into account the factors set forth in this Section 44. If the lower of the two determinations of Fair Market Rental Value as determined by such two appraisers is equal to or greater than 95% of the higher of the Fair Market Rental Value as determined by such two appraisers, the Fair Market Rental Value shall be deemed to be the average of such Fair Market Rental Value as set forth in such two determinations. If the lower determination of Fair Market Rental Value is less than 95% of the higher determination of Fair Market Rental Value, the two appraisers shall promptly appoint a third Qualified Appraiser and shall designate such third Qualified Appraiser by notice to Landlord and Tenant. The cost and expenses of each appraiser appointed separately by Tenant and Landlord shall be borne by the party who appointed the appraiser. The cost and expenses of the third appraiser shall be shared equally by Tenant and Landlord. If the two appraisers cannot agree on the identity of the third Qualified Appraiser at least six (6) months prior to commencement of the period for which Fair Market Rental Value is to be determined, then the third Qualified Appraiser shall be appointed by the American Arbitration Association ("AAA") sitting in Boston, Massachusetts and acting in accordance with its rules and regulations. The costs and expenses of the AAA proceeding shall be borne equally by Landlord and Tenant. The third appraiser shall promptly make its own independent determination of Fair Market Rental Value for the Premises taking into account the factors set forth in this Section 44 and shall promptly notify Landlord and Tenant of its determination. If the determinations of the Fair Market Rental Value of any two of the appraisers shall be identical in amount, said amount shall be deemed to be the Fair Market Rental Value for the Premises. If the determinations of all three appraisers shall be different in amount, the average of the two nearest in amount shall be deemed the Fair Market Rental Value. The Fair Market Rental Value of the subject space determined in accordance with the provisions of this Section shall be binding and conclusive on Tenant and Landlord. As indicated above, in no event shall the Fair Market Rental Value be less than the Fixed Annual Base Rent portion of the Annual Rent applicable to the 12 calendar month period immediately preceding the commencement of the Extension Term. As used herein, the term "Qualified Appraiser" shall mean any disinterested person (a) who is employed by an appraisal firm of recognized competence in the greater Boston area, (b) who has not less


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         than ten (10) years experience in appraising and valuing properties of the general location, type and character as the Premises, and (c) who is either a Senior Real Property Appraiser of the Society of Real Estate Appraisers or a member of the Appraisal Institute (or any successor organization). Notwithstanding the foregoing, if either party shall fail to appoint its appraiser within the period specified above (such party referred to hereinafter as the "Failing Party"), the other party may serve notice on the Failing Party requiring the Failing Party to appoint its appraiser within ten (10) days of the giving of such notice and if the Failing Party shall not respond by appointment of its appraiser within said ten (10) day period, then the appraiser appointed by the other party shall be the sole appraiser whose determination of Fair Market Rental Value shall be binding and conclusive upon Tenant and Landlord. If, for any reason, Fair Market Rental Value shall not have been determined by the time of commencement of the Extension Term and until such rent is determined, Tenant shall pay Fixed Annual Base Rent during the Extension Period in an amount (the "Interim Rent") as specified by Landlord's Qualified Appraiser and upon receipt of a final determination of Fair Market Rental Value as hereinabove set forth, any overpayment or underpayment of Interim Rent shall be paid promptly to the party entitled to receive the same."

         6. First Offer Right. The following new Section 45 is hereby added to the Lease:


                       "SECTION 45 - RIGHT OF FIRST OFFER

                  45.1 Right of First Offer. Subject to the rights of any existing tenants in the Building, if during the First Offer Period (as said term is hereinafter defined), all or any portion of the leasable space located in the Building (the "First Offer Space") shall become "available for leasing" (as said term is hereafter defined) and provided that the "Offer Conditions" (as hereafter defined) are then satisfied, then prior to executing a lease for such First Offer Space or part thereof, Landlord shall first submit to Tenant a written offer (the "Offer") to lease all of the such available portion of the First Offer Space to Tenant upon such terms and conditions (including, without limitation, lease term and Fixed Annual Base Rent) as are specified by Landlord in such Offer as (subject to the provisions hereof in the case of the First Offer Space Fixed Annual Base Rent and the Offer Space Initial Term, as said terms are hereinafter defined) determined by Landlord in its sole and complete discretion. Landlord's Offer to Tenant shall specify, among other things: (i) the location and rentable area of the Offered Space (as said term is hereinafter defined); (ii) the date (the "Anticipated Availability Date") which Landlord anticipates that such Offered Space shall be vacant and unleased; (iii) the Fixed Annual Base Rent (the "First Offer Space Fixed Annual Base Rent") portion of the Annual Rent on a per square foot basis which Landlord proposes to charge for the Offered Space, including all fixed and/or indexed adjustments to said rate (it being understood that over and above such First Offer Space Fixed Annual Base Rent Tenant shall be obligated to pay all Additional Rent required to be paid under this Lease including, without limitation, Tenant's Pro Rata Share (increased to take into account the Offered Space) of real


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         estate taxes, Tenant's Pro Rata Share (as increased to take into account the Offered Space) of Common Area Maintenance Expenses and all other charges, amounts, reimbursements and other sums required to be paid by Tenant under this Lease); (iv) the number of years or period to be included in the term for such Offered Space; (v) if there is a Gap Period (as said term is hereinafter defined), such additional terms with respect to the Premises as are set forth in Section 45.3 hereof; and (vi) such other terms as Landlord determines to include in the Offer. Except as may otherwise be expressly provided in the Offer: (i) there shall be no additional or separate Extension Option for any Offered Space; (ii) there shall be no free rent or reduced rent for any Offered Space; (iii) there shall be no Tenant Inducement Payment for any Offered Space nor shall Landlord have any obligation to make or pay for any improvements to the First Offer Space or to the Building; (iv) there shall be no extension of the First Offer Period; and (v) no additional Right of First Offer or other similar rights (but any then existing First Offer Rights set forth in this Section 45 shall not be affected). In addition to the First Offer Space Fixed Annual Base Rent portion of the Annual Rent, in each year during the Offer Space Initial Term (and any extension thereof) Tenant shall also be obligated to pay all Additional Rent required to be paid under this Lease including, without limitation, Tenant's Pro Rata Share of real estate taxes, Tenant's Pro Rata Share of Common Area Maintenance Expenses and all other charges, amounts, reimbursements or other sums payable by Tenant under the Lease, as amended by this Ninth Amendment and Tenant's Pro Rata Share shall increase in each First Offer Space Amendment to reflect the increase in the rentable square footage of the Premises allocable to Offered Space.

                  If within fifteen (15) days after Landlord provides the Offer to Tenant, Tenant does not unconditionally accept the Offer as to all of such space described in the Offer in writing or if Tenant accepts the Offer as aforesaid but does not execute and deliver a final fully executed amendment to this Lease (a "First Offer Space Amendment") for the space described in such Offer (the space described in such Offer being hereinafter called the "Offered Space") in form and substance reasonably satisfactory to Landlord within twenty (20) days after acceptance of the Offer as aforesaid, all of Tenant's rights in and to any Offered Space shall cease and terminate and Landlord shall be free to rent all or any part of such space to any party upon such terms and conditions as Landlord may elect in its sole discretion. Time is of the essence with respect to this Section 45.

                  45.2 If Tenant accepts the Offer, but disagrees with the First Offer Space Fixed Annual Base Rent designated by Landlord in the Offer, Tenant shall have the right exercisable by written notice (a "First Offer Rent Disagreement Notice") to Landlord concurrently with the giving of notice of acceptance of the Offer that Tenant disputes the First Offer Space Fixed Annual Base Rent applicable to the Offered Space as specified by Landlord in the Offer (but if Tenant fails to give such First Offer Rent Disagreement Notice as aforesaid, time being of the essence, Tenant shall be deemed to have accepted Landlord's designation of First Offer Space Fixed Annual Base Rent as set forth in the Offer). If Tenant accepts an Offer in accordance with the terms hereof and also gives Landlord a First Offer Rent Disagreement Notice as provided herein, then the First Offer Space Fixed Annual Base Rent


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         for the applicable Offered Space shall be the greater of (a) the Offer
         Space Fair Market Rental Value determined as hereinafter set forth or
         (b) the Minimum First Offer Space Fixed Annual Base Rent (as said term is hereinafter defined).

                           Offer Space Fair Market Rental Value shall be determined by agreement between Landlord and Tenant but if Landlord and Tenant are unable to agree upon the Offer Space Fair Market Rental Value and either party gives written notice (an "Appraisal Trigger Notice") thereof to the other, then the Offer Space Fair Market Rental Value shall be determined by appraisal as follows: Landlord and Tenant shall each appoint a Qualified Appraiser (as said term is defined in Section 44 as added to the Lease by this Ninth Amendment) at least one
         (1) month after an Appraisal Trigger Notice is given and shall designate the Qualified Appraiser so appointed by notice to the other party. The two appraisers so appointed shall meet within ten (10) days after both appraisers are designated in an attempt to agree upon the Offer Space Fair Market Rental Value for the applicable periods and if, within fifteen (15) days after both appraisers are designated, the two appraisers do not agree upon the Offer Space Fair Market Rental Value, then each appraiser shall, not later than thirty (30) days after both appraisers have been chosen, deliver a written report to both the Landlord and Tenant setting forth the Offer Space Fair Market Rental Value as determined by each such appraiser taking into account, among other things, the Market Factors referred to in Section 44 of the Lease (as added by this Ninth Amendment) as they apply to the Offered Space. If the lower of the two determinations of Offer Space Fair Market Rental Value as determined by such two appraisers is equal to or greater than 95% of the higher of the Offer Space Fair Market Rental Value as determined by such two appraisers, the Offer Space Fair Market Rental Value shall be deemed to be the average of such Offer Space Fair Market Rental Value as set forth in such two determinations. If the lower determination of Offer Space Fair Market Rental Value is less than 95% of the higher determination of Offer Space Fair Market Rental Value, the two appraisers shall promptly appoint a third Qualified Appraiser and shall designate such third Qualified Appraiser by notice to Landlord and Tenant. The cost and expenses of each appraiser appointed separately by Tenant and Landlord shall be borne by the party who appointed the appraiser. The cost and expenses of the third appraiser shall be shared equally by Tenant and Landlord. If the two appraisers cannot agree on the identity of the third Qualified Appraiser within thirty (30) days after the need for a third appraiser is established (but not later than forty five (45) days) prior to commencement of the period for which Offer Space Fair Market Rental Value is to be determined, then the third Qualified Appraiser shall be appointed by the AAA (as said term is defined in Section 44 as added to the Lease by this Ninth Amendment) sitting in Boston, Massachusetts and acting in accordance with its rules and regulations. The costs and expenses of the AAA proceeding shall be borne equally by Landlord and Tenant. The third appraiser shall promptly make its own independent determination of Offer Space Fair Market Rental Value for the Offered Space taking into account, among other things, the Market Factors set forth in Section 44 (as added by this Ninth Amendment) as they apply to the Offered Space and shall promptly notify Landlord and Tenant of its determination. If the determinations of the Offer Space Fair Market Rental Value of any two of the appraisers shall be identical in amount, said amount shall be deemed to be the Offer Space Fair Market Rental Value for the Offered Space. If the determinations of all three


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         appraisers shall be different in amount, the average of the two nearest in amount shall be deemed the Offer Space Fair Market Rental Value. The Offer Space Fair Market Rental Value of the subject space determined in accordance with the provisions of this Section shall be binding and conclusive on Tenant and Landlord. As indicated above, in no event shall the Offer Space Fair Market Rental Value be less than the Minimum First Offer Space Fixed Annual Base Rent. Notwithstanding the foregoing, if either party shall fail to appoint its appraiser within the period specified above (such party referred to hereinafter as the "ROFO Failing Party"), the other party may serve notice on the ROFO Failing Party requiring the ROFO Failing Party to appoint its appraiser within ten (10) days of the giving of such notice and if the ROFO Failing Party shall not respond by appointment of its appraiser within said ten (10) day period, then the appraiser appointed by the other party shall be the sole appraiser whose determination of Offer Space Fair Market Rental Value shall be binding and conclusive upon Tenant and Landlord. If, for any reason, Offer Space Fair Market Rental Value shall not have been determined by the time when payment of any Annual Rent allocable to the applicable Offered Space would commence and until such rent is determined, Tenant shall pay First Offer Space Fixed
         Annual Base Rent in an amount (the "Offer Space Interim Rent") as specified by Landlord in the Offer and upon receipt of a final determination of Offer Space Fair Market Rental Value as hereinabove set forth, any overpayment or underpayment of Offer Space Interim Rent shall be paid promptly to the party entitled to receive the same.

                  45.3 First Offer Space Term; Gap Period; Affect Upon Extension Option.
                           ------------------------------------------------

                           45.3.1 The period of time to be included in the term for any Offered Space by Landlord will be not less than three (3) years (the "Minimum Offer Space Term") nor more than five (5) years (the "Maximum Offer Space Term") except that Landlord shall always have the right (but not the obligation) to provide a term which is co-terminous with (x) the expiration date of the Sixth Extended Term or (y) if the Extension Option has been exercised, the expiration date of the Extension Term without regard to the Minimum Offer Space Term or Maximum Offer Space Term; provided, however, in no event will Landlord specify a term for Offered Space which has an expiration date which is earlier (although such expiration date for the term of the Offered Space may be later) than the expiration date of the Sixth Extended Term (as it may have been extended prior to the applicable Offer pursuant to the exercise of the Extension Option or by any Gap Extension) (the term for the Offered Space set forth in the Offer is hereinafter called the "Offer Space Initial Term"). Notwithstanding the foregoing, any term of years or period otherwise specified in this Section 45.3.1 may be modified by Landlord to take into account the then existing rights of any other tenants or occupants in such Offer Space.

                           45.3.2 If Landlord specifies an Offer Space Initial Term which has an expiration date which extends beyond the date of expiration of the Sixth Extended Term (as it may have been extended by a Gap Extension), then Landlord will include in such Offer as part of such Offer a requirement that the Sixth Extended Term (as previously extended by a Gap Extension) be extended (a "Gap Extension") so as to


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         be coterminous with the applicable Offer Space Initial Term (the period of time in such extension is hereinafter called the "Gap Period") and, in such case, upon acceptance of the Offer, the Sixth Extended Term (as previously extended by a Gap Extension) shall be automatically extended to include the Gap Period as if the Gap Period were an Extension Term under Section 44 for the Gap Period and as if Tenant had exercised the Extension Option only for the Gap Period (but as more particularly hereinafter set forth, the Extension Option will not terminate on account thereof) except that the Fixed Annual Base Rent portion of Annual Rent allocable to the Premises (exclusive of the subject Offered Space) for the Gap Period shall be determined as hereinafter set forth. If there is a Gap Period, Landlord shall, in its Offer, also designate the Fixed Annual Base Rent portion (the "Gap Period Fixed Rent Designation") of the Annual Rent allocable to the Premises as it then exists (inclusive of all Offered Space which has been previously added to the Premises pursuant to this Section 45 but exclusive of the applicable Offered Space) for the Gap Period and if Tenant does not agree with such Gap Period Fixed Rent Designation by Landlord, it shall object thereto in its notice of acceptance of the Offer in which case, the Fixed Annual Base Rent portion of Annual Rent allocable to the Premises for the Gap Period will be determined in the same manner, in accordance with the same procedures, subject to the same timeframes, minimum rent provisions, Additional Rent provisions and other provisions as otherwise apply to the determination of First Offer Space Fixed Annual Base Rent for the applicable Offered Space under this
         Section 45.

                  45.3.3 Once Offered Space is added to the Premises pursuant to a First Offer Space Amendment, it shall thereafter constitute part of the Premises for purposes of the Lease including, without limitation, for purposes of this Section 45 and also for purposes of Section 44 so that the exercise of the Extension Option under Section 44 shall include the entire Premises (inclusive of any Offered Space previously added thereto). If the Sixth Extended Term is extended by a Gap Period, then all references in Section 44 (as amended by this Ninth Amendment) to the Sixth Extended Term shall mean the Sixth Extended Term as extended by the Gap Period, it being intended that the Extension Option will continue to apply (as to the Premises inclusive of any Offered Space added thereto) notwithstanding any prior Gap Extension of the Sixth Extended Term. If there are multiple Gap Extensions, then, for purposes of interpreting this Section 45, the Premises shall be deemed to include the Premises existing at the date of this Ninth Amendment, together with all Offered Space which, after the date of this Ninth Amendment, is added to the Premises under a First Offer Space Amendment and in determining whether a Gap Period exists as to any particular Offer, the then applicable expiration date of the Sixth Extended Term shall be determined after taking into account all extensions of the expiration date of the Sixth Extended Term allocable to prior Gap Extensions under this Section 45.

                  45.4 As used in this Section 45, the term "First Offer Period" shall mean the period commencing on the date of execution and delivery of this Ninth Amendment by both Landlord and Tenant and expiring on June 30, 2010 (the "Outside Date") except that if Tenant exercises the Extension Option as provided in this Ninth Amendment in accordance with the terms thereof and all conditions to the exercise of such Extension Option have been satisfied(or waived in writing by Landlord) and the


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


         Lease is extended for the Extension Term, the Outside Date shall be the last day of the Sixth Extended Term, namely, June 30, 2011. The Outside Date shall not be extended by any Gap Extension or Gap Period.

                  As used in this Section 45, the term "Offer Conditions" shall mean that (a) no Event of Default shall have occurred and be continuing either at the time of giving an Offer nor at the time of acceptance thereof, (b) Tenant's interest in this Lease shall not have been assigned and no part of the Premises shall have been sublet (except for an assignment or sublease to a Permitted Transferee), (c) the First Offer Period shall not have expired and (d) the Section 45 Credit Requirement (as said term is hereinafter defined) shall have been satisfied, both as of the date of giving an Offer and at the time of acceptance thereof.

                  As used in this Section 45, the term "Section 45 Credit Requirement" shall mean that, as determined by Landlord in its reasonable discretion, Tenant shall have sufficient net worth, liquidity, creditworthiness and financial capacity to assure that Tenant will be able to pay and perform all of its obligations under this Lease as amended by this Ninth Amendment and all First Offer Space Amendments (inclusive of the obligations which would be included in the subject Offer and related prospective First Offer Space Amendment) during the entire Term of this Lease as amended by this Ninth Amendment and all First Offer Space Amendments (inclusive of the obligations which would be included in the subject Offer and related prospective First Offer Space Amendment). If the Section 45 Credit Requirement (or any other Offer Condition) is not satisfied, Landlord may nullify Tenant's acceptance of any Offer by giving written notice to Tenant.

                  As used herein, the term "Minimum First Offer Space Fixed Annual Base Rent" shall mean the greater of (a) the per rentable square foot rent rate applicable to the Premises (meaning the Premises which, as of the date of this Ninth Amendment, constitutes the Premises) that would be in effect when the applicable Offered Space is added to the Premises multiplied by the number of rentable square feet in the applicable Offered Space or (b) the highest per rentable square foot rent rate applicable (as of the date when the subject Offered Space would be added to the Premises) to the Offered Space (if any) which was most recently added to the Premises (prior to the subject Offered Space) through the exercise by Tenant of its rights under this Section 45 multiplied by the number of rentable square feet in the Offered Space then being added to the Premises.

                  As used herein, First Offer Space shall be deemed "available for leasing" by Landlord when, as determined by Landlord in its sole discretion, the applicable space is scheduled to become vacant and all then existing lease and other occupancy, expansion and offer rights with respect thereto of all other tenants or occupants have expired. Landlord shall also have the right to elect to treat space available for leasing (and to provide Tenant an Offer with respect thereto) at any time within twelve (12) months prior to the date which Landlord estimates to be the date when such space will, in fact, become available for occupancy by Tenant.


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


                  As used in this Ninth Amendment, the term "First Offer Rights" shall mean the rights of Tenant to receive an Offer for First Offer Space as set forth in this Section 45.

                  Landlord shall have no obligation to comply with this Section 45 or give Tenant any Offer (nor shall Tenant have any rights under this Section 45) during any period when any of the Offer Conditions are not satisfied (and during such periods, Landlord shall be free to lease space in the Building (and/or commit to lease space in the Building) free and clear of all rights of Tenant under this Section 45, but if Landlord does give an Offer, it shall not be deemed a waiver of any of the Offer Conditions. Landlord may elect, in writing at any time, to waive any of the Offer Conditions. If Landlord gives an Offer and any of the Offer Conditions are not satisfied, Landlord may nullify Tenant's acceptance of such Offer by written notice to Tenant and the effect will be the same as if Tenant failed to accept such Offer.

                  45.5 It is expressly understood and agreed that Landlord shall be free to (a) accept extensions and renewals of all leases and agreements in existence at the date of this Ninth Amendment with respect to any space which otherwise might constitute First Offer Space, whether or not such extension or renewal options were originally included under the terms of such leases, (b) to amend leases so as to extend the term thereof and (c) that Landlord shall be free to permit tenants and occupants under leases whose terms have expired to hold over on a month-to-month basis or otherwise upon such terms and conditions as the Landlord may agree to, without, in any such case, including the same as First Offer Space or making any Offer hereunder and free of all rights of Tenant under this Section 45.

                  45.6 In no event shall Landlord ever be obligated to deliver Offered Space to Tenant prior to the date when all leases and occupancy rights therein have expired or terminated and the space is actually surrendered to Landlord except that Landlord will use good faith diligent efforts to cause any tenant or occupant of the Offered Space to vacate the Offered Space prior to the date (the "Outside Surrender Date") one hundred eighty (180) days after the applicable Anticipated Availability Date. If Landlord shall be unable to give possession of the Offered Space on any date specified in the Offer as the term commencement date or anticipated term commencement date because any work which Landlord may elect to offer to perform in an Offer is not completed, Landlord shall not be subject to any liability for failure to obtain or give possession on said date, nor shall such failure affect the validity of any First Offer Space Amendment or this Lease. If actual possession of the Offered Space has not been surrendered to Landlord by all tenants and occupants thereof and other parties having any rights therein (collectively a "Surrender") by the Outside Surrender Date, Landlord shall not be subject to any liability for failure to obtain Surrender on or prior to such date, nor shall such failure affect the validity of any First Offer Space Amendment or this Lease.

                       Notwithstanding the foregoing to the contrary, if the Surrender of the Offered Space has not occurred by the Outside Surrender Date, then Tenant shall have the right (the "Late Surrender


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


         Termination Right"), as its sole and exclusive remedy on account thereof, to terminate the applicable First Offer Space Amendment for the subject Offered Space (but not the Lease as to the balance of the Premises inclusive of all Offered Space previously added thereto as in effect prior to giving effect to the subject First Offer Space Amendment) by delivering written notice (a "Late Surrender Termination Notice") thereof to Landlord within seven (7) days after the Outside Surrender Date whereupon the subject First Offer Space Amendment (but not the Lease as to the balance of the Premises inclusive of all Offered Space previously added thereto as in effect prior to giving effect to the subject First Offer Space Amendment) shall terminate and be of no further force and effect between the parties; provided, however, that if the Surrender shall occur within ten (10) days after Landlord's receipt of any such Late Surrender Termination Notice from Tenant, then Tenant's Late Surrender Termination Notice shall be deemed null and void as if never given and the applicable First Offer Space Amendment shall proceed on the terms and provisions set forth herein. Use or occupancy of all or any part of the Offered Space by Tenant shall be deemed a waiver by Tenant of the Late Surrender Termination Right. Failure of Tenant to deliver a Late Termination Notice to Landlord within seven (7) days after the Outside Surrender Date, time being of the essence, shall likewise constitute a waiver by Tenant of the Late Surrender Termination Right. If a First Offer Space Amendment is terminated by Tenant as provided herein, the Offered Space referred to therein shall no longer constitute First Offer Space or be subject to this Section 45.

                  45.7 All of Tenant's rights under this Section 45 shall cease and terminate upon (a) any assignment of Tenant's interest under this Lease (except to a Permitted Transferee in accordance with the terms of the Lease) and (b) upon any subletting of all or any part of the Premises (except to a Permitted Transferee in accordance with the terms of the Lease). All rights of Tenant are and shall be expressly subject and subordinate to all rights of other tenants whose leases with respect to the Premises at the Property from time to time contain rights of any kind to lease all or any part of the First Offer Space."

         7. Broker's Commission. Tenant warrants and represents to Landlord that there are no claims for a broker's commission or finder's fees in connection with its execution of this Ninth Amendment or the tenancy hereby created and agrees to indemnify and save Landlord harmless from any liability that may arise from any such claim which is predicated upon prior dealings with Tenant, including reasonable attorneys' fees except that Tenant has advised Landlord that Trammell Crow Company ("TCC") did contact Tenant without any solicitation by Tenant and Tenant discussed extending the Lease with TCC. Tenant warrants to Landlord that it did not retain TCC or agree to use the services of TCC or agree to pay any commission to TCC in connection with this Ninth Amendment and based on the foregoing representation and warranty by Tenant, Landlord agrees that it shall be solely responsible for any commission due TCC in connection with this Ninth Amendment. Landlord agrees to indemnify and save Tenant harmless from any liability that may arise from any claims for broker's commission or finders fee in connection with its execution of this Ninth Amendment or the tenancy created hereunder which is predicated upon prior dealings with Landlord.


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


         8. Tenant acknowledges that it has examined and inspected the Premises and is familiar with the physical condition thereof. Tenant further acknowledges
(1) that Landlord has not made and does not hereby make any representations regarding the physical condition of the Premises and (2) that there are no warranties, either expressed or implied, regarding the condition of the Premises. Any such warranties which may exist are hereby expressly released and waived. Accordingly, Tenant hereby agrees that, except for the Landlord's Work (as said term is hereinafter defined), if any, to accept the Premises in their "as is" condition. Within approximately thirty (30) days after execution and delivery of this Ninth Amendment, Landlord will review the condition of (a) that portion of the roof (the "Premises Roof") which is above the Premises and (b) the base building HVAC Units (the "Premises Units") which serves the Premises. If, in Landlord's reasonable judgment, it is determined that the Premises roof is in substandard condition or that the Premises Units are not in reasonably good operating condition, then Landlord shall, at its sole expense, within a reasonable period of time (and also taking into account winter conditions), make such repairs to (i) the Premises Roof as are reasonably needed to bring it to a reasonably serviceable condition and (ii) the components of the Premises Units as are reasonably needed to put the Premises Units in a reasonably good operating condition; provided, however, that Landlord shall have no obligation to repair (or pay for the repair of) any damage to or condition existing on or in the Premises Roof or Premises Units, caused by, or attributable to any act or omission of Tenant or any employees, agents, contractors or subcontractors of Tenant or attributable to any failure of Tenant to comply with the Lease. The repairs required of Landlord under this Paragraph 8 are hereinafter called the "Landlord's Work".

         9. Tenant hereby agrees that to its actual knowledge (a) it has no defenses or offsets against the enforcement of the Lease by Landlord and (b) it has no claims against the Landlord regarding the Lease or the Premises. Landlord hereby agrees that to its actual knowledge, no Event of Default is continuing under the Lease.

         10. All capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Lease.

         11. Except as amended by this Ninth Amendment, all the terms, covenants and provisions of the Lease are in full force and effect and are hereby affirmed and ratified.

         12. Security Deposit. Contemporaneous with Landlord's payment to Tenant of the Tenant Inducement Payment, Landlord shall return the Security Deposit in the amount of Four Thousand and No/100ths ($4,000.00) Dollars to Tenant.

         13. Section 15, Removal of Improvements. The words "and as listed on Exhibit "D" attached hereto and made a part hereof," shall be deleted from the first sentence of Section 15 of the Original Lease.

         14. Section 27. Surrender and Holdover. The following text shall be inserted before the first sentence of Section 27 of the Original Lease: "Subject to the provisions of Section 15 hereof".


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


         15. The submission of this document for examination and negotiation does not constitute an offer, and this document shall become effective and binding only upon the execution thereof by both Landlord and Tenant, regardless of any written or verbal representation of any agent, manager or other employee of Landlord to the contrary. All negotiations, consideration, representations and understandings between Landlord and Tenant are incorporated herein and the Lease and this Ninth Amendment expressly supersede any proposals or other written documents relating hereto. The Lease and this Ninth Amendment may be modified or altered only by written agreement between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions thereof.












                  [Remainder of page intentionally left blank.
                   Signatures appear on next following page.]






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


         IN WITNESS WHEREOF, the parties hereto have signed and sealed this instrument on the date and year first above written.


          Landlord:         CHERRY HILL CORPORATE CENTER LLC,
                            a Massachusetts limited liability company

                            By:    ND Principal, LLC, its sole member

                                   By:   ND CHIP Franklin, LLC,
                                         its Managing Member

                                         By:    NDNE Real Estate, Inc.,
                                                its Manager


                                                By:
                                                       -------------------------
                                                Name:
                                                       -------------------------
                                                Title:
                                                       -------------------------



          Tenant:           IBIS TECHNOLOGY CORPORATION



                            By:
                                     -------------------------------------------

                            Its:
                                     -------------------------------------------




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